EXHIBIT 10.1

SIXTH MORTGAGE LOAN MODIFICATION AGREEMENT

        THIS SIXTH MORTGAGE LOAN MODIFICATION AGREEMENT (the “Agreement”) is entered into as of the  1st  day of September, 2008 by and among NATIONAL CITY BANK, a national banking association, successor by merger with The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 (the “Lender”), NTS/VIRGINIA DEVELOPMENT COMPANY (“NTS/Virginia”), a Virginia corporation, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation (“NTS/Lake Forest II”; NTS/Virginia and NTS/Lake Forest II are sometimes hereinafter collectively referred to as the “Borrowers”), ORLANDO LAKE FOREST JOINT VENTURE, a Florida joint venture “Orlando Lake Forest”), and NTS MORTGAGE INCOME FUND, a Delaware corporation (the “Guarantor”).

RECITALS:

        A.    Borrowers, Orlando Lake Forest and/or the Guarantor have issued and delivered to Lender the following loan agreements, promissory notes and security documents:

(1) Amended and Restated Development and Construction Loan Agreement among Lender, Borrowers and Guarantors dated October 31, 2000 (“Loan Agreement”);

        (2)       $18,000,000.00 Revolving Promissory Note Construction Mortgage Loan made by Borrowers and Guarantors payable to the order of Lender dated October 31, 2000, which consolidates the Loans referenced in Sections 6 and 8 below (“Revolving Note”);

(3) Guaranty Agreement made by NTS Mortgage Income Fund in favor of Lender dated October 31, 2000;

(4) Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Lake Forest II to Lender dated October 31, 2000;

        (5)       Amendment to Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Virginia to Lender dated October 31, 2000;

        (6)       Development and Construction Loan dated December 30, 1997 which evidences a Ten Million Seven Hundred Thousand and 00/100 Dollar ($10,700,000.00) loan made by Lender to NTS/Virginia Development Company which is now consolidated under the Revolving Note. Such loan is secured by the following:

    (a)       Credit Line Deed of Trust and Security Agreement made by Borrower, NTS/Virginia Development Corporation in favor of Phillip Sasser, Jr. and James E. Jarrell, III, as Trustees for the benefit of Lender, of record in Deed Book 1521, Page 447 in the office of the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 355 in the

Spotsylvania County Recorder’s Office (as modified in Items 9, 12, 14, 17, and 20, the “Deed of Trust”);

    (b)       Conditional Assignment of Leases, Rents, Contracts, Income and Proceeds made by the Borrower in favor of Lender, of record in Deed Book 1521, Page 501 in the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 362, Spotsylvania County Recorder’s Office; and

(c) UCC-1 Financing Statements of record in Spotsylvania County Recorder’s Office.

(7) Environmental Indemnity Agreement between Lender and NTS/Virginia dated October 31, 2000;

(8) Environmental Indemnity Agreement between Lender and NTS/Lake Forest II dated October 31, 2000;

        (9)       Mortgage Loan Modification Agreement between Lender and Borrowers dated May 16, 2003 and recorded on July 1, 2003 as Instrument 200300025884 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (10)       Second Amended and Restated Revolving Promissory Note dated May 16, 2003 granted by Borrowers to Lender in the principal amount of Twelve Million and 00/100 Dollars ($12,000,000.00) (“Second Amended Note”);

(11) Security Agreement dated May 16, 2003 granted by Borrowers to Lender.

        (12)       Second Mortgage Loan Modification Agreement between Lender and Borrowers dated June 22, 2004 and recorded on July 12, 2004 as Instrument LR200400026770 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (13)       Third Amended and Restated Revolving Promissory Note dated June 22, 2004 granted by Borrowers to Lender in the maximum amount of available credit of Eight Million and 00/100 Dollars ($8,000,000.00) (“Third Amended Note”);

        (14)       Third Mortgage Loan Modification Agreement between Lender and Borrowers dated April 20, 2005 and recorded on May 16, 2005 as Instrument 200500018730 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (15)       Fourth Amended and Restated Revolving Promissory Note dated April 20, 2005 granted by Borrowers to Lender in the maximum amount of available credit of Five Million and 00/100 Dollars ($5,000,000.00) (“Fourth Amended Note”);

(16) Fifth Amended and Restated Revolving Promissory Note dated October 24, 2007 granted by Borrowers to Lender in the maximum amount of available credit of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) (“Fifth Amended Note”);

        (17)       Fourth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated October 24, 2007 and recorded December 13, 2007 as Instrument No. LR200700033396 in the Clerk’s Office of Spotsylvania County, Virginia;

        (18)       Unrecorded Open End Mortgage, Security Agreement and Assignment of Rents and Leases dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender, encumbering land (“Additional Property”) located in Seminole County, Florida (“Additional Mortgage”);

(19) Unrecorded Assignment of Contracts and Income dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender (“Additional Assignment”); and

        (20)       Fifth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated May 19, 2008 and recorded June 12, 2008 as Instrument No. LR200800012251 in the Clerk’s Office of Spotsylvania County, Virginia.

        Items (2), (10), (13), (15), are (16) are hereinafter referred to as the “Notes”. Items (1) through (20) are hereinafter referred to as the “Loan Documents.”

        B.     The above described indebtedness, as evidenced by the Notes and all additional sums due under the Loan Documents, remains unpaid and Borrowers have requested and Lender has agreed to the rearrangement of the terms of such indebtedness (the “Indebtedness”) to extend the maturity date of the Notes with an option to further extend the maturity date, to amend the interest rate thereunder, to terminate the remaining availability thereunder and any revolving features, to add an additional Guarantor, to amend the release prices under the Deed of Trust and to add certain covenants to the Loan Documents, which modifications shall occur upon Borrowers’ compliance with the provisions set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises made herein, the benefits accruing to the parties herein and the obligations assumed hereunder, the parties agree that the Loan shall remain outstanding and the terms of such Indebtedness shall be amended as set forth below:

                (1)        Amendment to the Notes. The Notes shall be amended and restated in their entirety to extend the maturity date and to provide for an additional extension option, to amend the interest rate thereunder, to terminate the remaining availability thereunder and any revolving features, and to provide for certain covenants of Borrowers, as more fully defined in and pursuant to a Sixth Amended and Restated Promissory Note dated of even date herewith (“Restated Note”). The Restated Note shall not constitute a repayment or satisfaction of the Indebtedness evidenced by the Notes, which for all purposes hereunder shall remain outstanding from December 30, 1997, January 6, 1998, October 31, 2000, May 16, 2003, June 22, 2004, April 20, 2005 and October 24, 2007, respectively.

                (2)        Amendment to Deed of Trust, Additional Mortgage and Other Loan Documents. The Deed of Trust, the Additional Mortgage and other Loan Documents shall be amended to reflect the extension of the maturity date as set forth in the Restated Note to September 1, 2009, with an option to renew the maturity date to September 1, 2010 upon Borrowers’ meeting certain criteria therein. The Deed of Trust, the Additional Mortgage and other Loan Documents shall continue to secure the indebtedness under the Notes as now evidenced by the Restated Note which evidences an outstanding principal amount of Seven Million Three Hundred Fifty-Two Thousand and 00/100 Dollars ($7,352,000.00) and accordingly, NTS/Virginia hereby continues to grant, mortgage and convey the property as described in the Deed of Trust (except as may have been previously released), and Orlando Lake Forest hereby continues to grant, mortgage and convey the Additional Property, to Lender as security for the Restated Note and the other obligations of Borrowers under the Loan Documents, subject in all respects to the terms of the Deed of Trust, the Additional Mortgage and other Loan Documents.

        Borrowers further represent and warrant that in addition to the Notes and the Restated Note, the Deed of Trust shall secure any and all obligations and liabilities of Borrowers to Lender, or any affiliate of Lender, whether absolute or contingent, whether now existing or hereafter created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) under: (i) any agreement, device or arrangement designed to protect Borrowers from fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency exchange agreements, forward currency exchange agreements, interest rate caps, collars or floors, forward rate currency or interest rate options, puts, warrants, swaps, swaptions, U.S. Treasury locks and U.S. Treasury options; (ii) any other interest rate hedging transactions, such as, but not limited to, managing the Borrowers’interest rate risk associated with any pending or potential capital market transactions such as fixed rate bond issues; (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing; and (iv) all other obligations of Borrowers under the Deed of Trust.

                (3)        Additional Guaranty. Concurrently with the execution of this Agreement and as an inducement to Lender to extend the loan, NTS Guaranty Corporation, a Kentucky corporation, shall grant to Lender an Unconditional and Continuing Guaranty dated of even date herewith. Said Unconditional and Continuing Guaranty shall now secure the payment of the Restated Note and other sums due under the Loan Documents and shall now become part of the Loan Documents.

                (4)        Property Release. Borrowers and Lender agree that any prior release prices set forth in the Loan Documents shall be deleted in their entirety and Lender agrees to release acreage from each section of the property subject to the lien of the Deed of Trust (“Property”), based on the Preliminary Concept Plan and proposed Subdivision Plat previously delivered to Lender, upon receipt of the following sums:

Sections 21, 23 and 25	Fifty Thousand and 00/00 Dollars
of the Property	(50,000.00) per acre

Section 15	Twenty Thousand and 00/00 Dollars
of the Property	(20,000.00) per acre

All Other Sections	Thirty Thousand and 00/00 Dollars
of the Property	(30,000.00) per acre

                (5)        Consent of Guarantor. The Guarantor consents to the foregoing modifications and agrees that nothing contained herein shall impair its liability under the Guaranty, which now guarantees the repayment of the Restated Note and other sums due under the Loan Documents and all accrued interest and costs of collection, as more fully set forth in such Guaranty, which Guaranty continues in full force and effect.

                (6)        Conditions Precedent. Prior to the issuance of the Restated Note as provided above, Borrowers shall deliver to Lender the following items:

    (a)        Lender’s extension fee of Eighteen Thousand One Hundred Ninety-Five and 00/100 Dollars ($18,195.00), Lender’s legal fees and title fees, and other out-of-pocket expenses in connection with the modification contained herein;

(b) authorizing resolutions from Borrowers authorizing the modifications and authorizing the execution of the Restated Note as stated above; and

    (c)        Borrowers agree that the deposit accounts of the Fawn Lake Community Association (including but not limited to, the streets and the annual dues account) will be maintained at Lender during the life of the loan described herein. Borrowers acknowledge that these accounts will have a balance of between One Million and 00/100 Dollars ($1,000,000.00) – Two Million and 00/100 Dollars ($2,000,000.00).

                (7)        Release of Additional Mortgage and Additional Assignment. Lender agrees that upon receipt of the Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000.00) principal repayment on or before December 1, 2008, as provided in the Restated Note, Lender will release the Additional Mortgage and the Additional Assignment.

                (8)        No Other Changes. All of the terms and conditions contained in the Notes, Deed of Trust and all other Loan Documents, except as modified by this Agreement and the Restated Note, shall remain unchanged, unimpaired and in full force and effect. This Agreement is hereby made a part of the original documents evidencing and securing the Indebtedness as completely as if incorporated verbatim therein.

                (9)        Covenants and Representations.

    (a)        Borrowers acknowledge and unconditionally promise to pay the entire Indebtedness as set forth in the Restated Note and in the original and amended instruments evidencing and securing the Indebtedness.

    (b)        Borrowers and Lender agree that the entire Indebtedness, as evidenced by the Restated Note, shall be secured by the Deed of Trust, as amended, the Additional Mortgage, as amended, and the other Loan Documents, as amended, and the parties agree and acknowledge that this Agreement is made in reliance upon the security of such Deed of Trust, as amended, Additional Mortgage, as amended, and other Loan Documents, as amended.

    (c)        NTS/Virginia represents and warrants that it is the true and lawful owner of the land, as described in the Third Mortgage Loan Modification Agreement set forth in Section A(14) of the Recitals hereof (except as may have been previously released), in the Fawn Lake Project located in Spotsylvania County, Virginia (“Fawn Lake Project”), subject to the Deed of Trust, as amended, and that the Deed of Trust, as amended, will be maintained as a valid first lien on the Land in the Fawn Lake Project, in each case subject to the on-going quiet title action filed by Chicago Title Insurance Corporation on behalf of NTS/Virginia Development Company for the 22 acres of timbered land at Fawn Lake.

    (d)        Orlando Lake Forest represents and warrants that it is the true and lawful owner of the Additional Property subject to the Additional Mortgage and Additional Assignment, each as amended, and that the Additional Mortgage and Additional Assignment, each as amended, are and will be maintained as a valid first mortgage lien on the Additional Property; provided, however, such Additional Mortgage and Additional Assignment shall not be recorded unless Borrowers are in default under any Event of Default as defined in the Loan Documents and not cured within any applicable grace period.

    (e)        Borrowers reaffirm all covenants and representations set forth in the Restated Note, Deed of Trust, as amended, and other Loan Documents, as amended, as if such covenants and representations were made as of the date hereof.

    (f)       Borrowers represent and warrant that Borrowers have no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Agreement, Borrowers on behalf of each of them, and all of their respective successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior

Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents.

                (10)        Miscellaneous. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Ohio. This Agreement shall inure to the benefit of and be binding on the respective heirs, executors, administrators, successors and assigns of the parties hereto.

        IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

LENDER: NATIONAL CITY BANK By: /s/ Brent E. Johnson —————————————— Brent E. Johnson, Senior Vice President

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

        The foregoing instrument was acknowledged before me this  25  day of September, 2008, by Brent E. Johnson, Senior Vice President of National City Bank, a national banking association on behalf of the banking association.

        My commission expires:  2/18/2013

(SEAL)	/s/ Christi Y. Davis —————————————— Notary Public

BORROWERS: NTS/VIRGINIA DEVELOPMENT COMPANY By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Seniot Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this  24th  day of September, 2008, by Neil A. Mitchell, Senior Vice President of NTS/Virginia Development Company, a Virginia corporation, for and on behalf of said corporation.

        My commission expires:  April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

NTS/LAKE FOREST II RESIDENTIAL CORPORATION By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: Senior Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this  24th  day of September, 2008, by Neil A. Mitchell, Senior Vice President of NTS/Lake Forest II Residential Corporation, a Kentucky corporation, for and on behalf of said corporation.

        My commission expires:  April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

ORLANDO LAKE FOREST:

ORLANDO LAKE FOREST JOINT VENTURE

By:        Orlando Lake Forest, Inc., Its Managing
              General Partner

              By:   /s/ Neil A. Mitchell
              ——————————————
              Name: Neil A. Mitchell
Title: Senior Vice President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this  24th  day of September, 2008, by Neil A. Mitchell, Senior Vice President of Orlando Lake Forest, Inc., a Florida corporation and the Managing General Partner of Orlando Lake Forest Joint Venture, a Florida joint venture, on behalf of the corporation as managing general partner of the joint venture.

        My commission expires:  April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

GUARANTOR: NTS MORTGAGE INCOME FUND By: /s/ Brian F. Lavin —————————————— Name: Brian F. Lavin Title: President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this  24th  day of September, 2008, by Brian F. Lavin, President of NTS Mortgage Income Fund, a Delaware corporation, for and on behalf of said corporation.

        My commission expires:  April 27, 2010

(SEAL)	/s/ Susan M. Howard —————————————— NOTARY PUBLIC

This Instrument Prepared by:

Mark J. Weber
Keating, Muething & Klekamp PLL
One East Fourth Street #1400
Cincinnati, Ohio 45202